SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 1, 2012

Infusion Brands International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

14375 Myerlake Circle

Clearwater, FL 33760

 (Address of principal executive offices) (zip code)

 (727) 230-1031

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective September 1, 2012, Meeks International, Inc. ("MIL"), the independent registered public accounting firm of Infusion Brands International, Inc. (the “Company”), was acquired by Thomas, Howell, Ferguson, P.A. (“THF”) in a transaction pursuant to which MIL merged its operations into THF and the professional staff and partners of MIL joined THF as employees with Charlie M. Meeks becoming a partner of THF. As a result of the merger, MIL effectively resigned as the Company's independent registered public accounting firm on September 1, 2012. The Board of Directors of the Company was advised of the merger and approved and ratified the engagement of THF, as the Company's independent registered public accounting firm, effective September 1, 2012.

MIL audited the Company's consolidated financial statements for the fiscal years ended December 31, 2011 and December 31, 2010. The reports of MIL on the consolidated financial statements of the Company for the fiscal years ended December 31, 2011 and December 31, 2010 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except MIL’s audit reports for the years ended December 31, 2011 and 2010 stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern.

In connection with MIL's audits of the Company's financial statements for the fiscal years ended December 31, 2011 and December 31, 2010, and through the interim period ended September 1, 2012, (i) there were no disagreements between the Company and MIL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of MIL would have caused MIL to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements; and  (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K

On September 7, 2012, the Company provided MIL with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that MIL furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter, dated September 7, 2012 is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through September 1, 2012, neither the Company nor anyone acting on the Company's behalf consulted THF regarding either ((i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

16.1	Letter from Thomas, Howell, Ferguson, P.A. dated September 7, 2012 to the Securities and Exchange Commission.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INFUSION BRANDS INTERNATIONAL, INC.

Date: September 7, 2012	By:	/s/ Mary B. Mather
Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Thomas, Howell, Ferguson, P.A. dated September 7, 2012 to the Securities and Exchange Commission.

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